EXHIBIT 10.9



         THIS AGREEMENT made the 4th day of October, 1984, by and between VAN BRUNT ASSOCIATES, a Limited Partnership of New Jersey, having an office c/o Herbert Punia, P.O. Box 158, Somerset, New Jersey 08873, hereinafter called the "Landlord"; and MEDICAL NUTRITION, INC., a corporation of New Jersey having an office at 261 North Avenue, Bogota, New Jersey 07603, hereinafter called the "Tenant".

                              W I T N E S S E T H :
                              ---------------------

         WHEREAS, the Landlord owns certain lands, building and premises in the City of Englewood, County of Bergen and State of New Jersey, which said lands, building and premises are more particularly described on Schedule "A" annexed hereto and made a part hereof; and

         WHEREAS, the Landlord intends to lease to the Tenant 7,500 square feet of space within the building referred to above, which space is more particularly described as outlined in red on the sketch annexed hereto as Schedule "B", and referred to as Unit #1; and

         WHEREAS, said space shall be delivered by Landlord to Tenant in broom-clean condition and with those maintenance and/or repair items listed on Schedule ___ but in all other respects in its "as is" condition, without any representations or warranties on the part of the Landlord with respect to the quantity or quality of the space being delivered;

         NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, that subject to approval by the Landlord's mortgagee of Tenant and the reliability of Tenant's credit, (which approval shall be obtained or denied within 30 days following submission by Tenant of its Financial Statements, and other background material reasonably requested by Landlord's mortgagee) for the rents reserved, the mutual considerations herein and the parties mutually intending to be legally bound hereby, the Landlord does demise, lease and let unto the Tenant and the Tenant does rent and take from the Landlord the Leased Premises as described in Paragraph #1, and the Landlord and Tenant do hereby mutually covenant and agree as follows:

         1.       LEASED PREMISES
                  ---------------

                  1.1 The leased premises shall consist of that portion of the building containing 7,500 square feet outside dimensions, located on the lands described on Schedule "A", together with all improvements constructed thereon by the Landlord for the use of the Tenant and any and all fixtures and equipment which have been installed in said building by the Landlord for the use of the Tenant in its occupancy of the leased premises, and together in common with other tenants of Landlord with all easements, appurtenances, hereditaments, fixtures and rights and privileges appurtenant thereto.

                  1.2 The Tenant shall have the further right in common with other tenants and occupants of the building to use access driveways to public streets and to park in the parking area more particularly described on Schedule "B".

                  1.3 The Landlord and Tenant mutually agree for themselves, their heirs, successors and assigns, that they will not permit or cause the access driveways in, over and through the parking areas and to the public streets to be blocked or otherwise hindered, so as to restrict or deny the free flow of vehicular traffic in, through and over said access driveways and parking area.

         2.       TERM OF LEASE
                  -------------

                  The Landlord leases unto the said Tenant and the Tenant hires the aforementioned premises for the term of ten (10) years to commence on or about November 1, 1984 and to end on October 31, 1994.

                  2.1 On or before November 1, 1984 the Landlord shall have obtained possession of the premises from the tenant formerly occupying same and shall have substantially performed the work set forth on Schedule "C" and shall have received a final or temporary Certificate of Occupancy issued by the authorized issuing officer of the governmental instrumentality having jurisdiction thereof. In the event it is necessary as a condition of obtaining a Certificate of Occupancy that Landlord perform certain work required by the Tenant's special use of the Premises said work shall be paid for in advance by the Tenant.

                  2.2 Subject to the terms and conditions of this Lease, in the event the premises are delivered to the Tenant in the manner provided for in subsection 2.1 above, prior to or after November 1, 1984, the lease term of years shall commence on the first day of the next succeeding month following delivery of possession to the Tenant (hereinafter called the "Commencement Date"), and shall continue for a term of ten (10) years thereafter. Tenant shall, however, pay Landlord a sum equal to the pro rata share of one (1) month's rent for that portion of the month prior to the Commencement Date. During said period of partial monthly occupancy, if any, all other terms and conditions of this lease shall be applicable to the occupancy of the leased premises by the Tenant.

                  2.3 Notwithstanding the foregoing, in the event the Landlord has not delivered the premises to Tenant free of the occupancy of any prior tenant by February 1, 1985, Tenant may terminate this Lease Agreement and obtain a return of any monies paid in connection therewith. Landlord agrees to use its best efforts to cause the vacation of the premises by the current tenant prior to November 1, 1984 so as to deliver the premises to Tenant free and clear of possessory rights of said tenant and others (subject to the rights of Landlord's mortgagees).

         3.       RENT
                  ----

                  (a) During the first five years of the term, Tenant covenants and agrees to pay the annual rent of Sixty Thousand Dollars ($60,000) in equal monthly installments of Five Thousand Dollars ($5,000), which monthly payments shall be made promptly in advance on the first day of each and every month during the term of the lease without demand and without offset or deduction, together with such additional rent and other charges required to be paid by Tenant as are hereinafter set forth. Notwithstanding the foregoing, the rent for the first month of the term, together with the security deposit required under paragraph 45 hereof, shall be paid upon execution of this lease.

                  (b) During the sixth through the tenth year of the term, the annual rent shall be adjusted upward by an amount equal to the percentage increase, if any, in the Consumer Price Index ("CPS") between the following dates: the CPI for the month three months prior to the Commencement Date and the CPI for the fifty-seventh (57th) month of the term. For the purpose of this paragraph the CPI shall be the Consumer Price Index for Urban Wage Earners and Clerical Workers for the New York, New York Northeastern New Jersey areas published by the United States Department of Labor, or if said index is not in existence at the time such other equivalent index which is in existence at that time.

                  (c) In the event Tenant is delinquent more than five (5) business days in the payment of any rent due hereunder or any additional rent which Tenant is required to pay under any other term of this lease, it shall pay to Landlord a late charge equal to ten cents (10(cent)) for each dollar of rent or additional rent which is delinquent.

         4.       CONTINGENCIES
                  -------------

                  This lease is expressly subject to the delivery to Landlord of the premises by the prior tenant, HAMAI, U.S.A., INC. free and clear of any claims, liens and encumbrances with respect to the premises, on or before November 1, 1984.

         5.       USE
                  ---

                  The Tenant covenants and agrees to use and occupy the leased premises for officers, warehouse and to the extent permitted by law for light manufacturing purposes; which use by Tenant, however, is and shall be expressly subject to all applicable zoning ordinances, rules and regulations of any governmental instrumentalities, boards or bureaus having jurisdiction thereof. Under no circumstances shall the Tenant use the premises so as to exceed the floor load capacity, create a nuisance, affect the sprinkler system requirements or in any other way impose a cost upon the Landlord or any other tenant of the building of which the leased premises are a part.

         6.       CONSTRUCTION
                  ------------

                  Omit

         7.       REPAIRS AND MAINTENANCE
                  -----------------------

                  7.1 Tenant shall, except as hereinafter set forth, take good care of the leased premises and, at its cost and expense, keep and maintain in good repair the interior of the leased premises including, but not limited to, all interior electrical, plumbing and mechanical systems, and shall at the end of the expiration of the term deliver up the leased premises in good order and condition. Tenant covenants and agrees that it shall not cause or permit any waste, damage or disfigurement to the leased premises, or any overloading of the floors of the buildings constituting part of the leased premises.

                  7.2 Tenant shall also pay its pro rata share (6.8182%)* of the cost of maintaining all exterior areas of the leased premises, buildings and common areas, including the roofs, exterior electric, plumbing and mechanicals systems exterior walls, foundations and steel structure of the building of which the leased premises are a part, which the Landlord shall maintain provided, however, that Tenant shall be solely responsible for damage to any of the aforesaid areas occasioned by the fault or negligence of Tenant, its employees, agents, licensees or invitees.**

                  7.3 Tenant, upon delivery to it of written demand from the Landlord itemizing the expenses incurred by Landlord, shall pay Tenant's pro rata cost and expense (6.8182%) to: (i) maintain and repair the lawns, shrubbery, underground sprinkler systems, sidewalks, curbs, access driveways and parking areas; (ii) keep the parking area, access driveways and sidewalks free and clear of snow and ice and other debris: (iii) provide exterior lighting including utility service and bulbs in connection therewith, and repair and maintain all lights and lighting serving the parking area, access driveways and other common exterior areas; (iv) perform maintenance and repairs (including garbage removal and janitorial service) to the common areas of the building of which the leased premises are a part; (v) perform maintenance and repair to those systems (i.e. HVAC, plumbing, heating, sewer, etc.) which impact other tenants in the building in addition to Tenant; and (iv) to provide water, sewer, and standing sprinkler capacity not separately metered and billed to Tenant. Said payments shall be deemed additional rent and Tenant's failure to pay same shall subject it to the remedies available to Landlord under Paragraphs 18 and 19 hereof.



-------------------------
         * Said fraction has been determined by dividing Tenant's space (7,500 square feet) into the total space of the total space in the Project (110,000 square feet).

         ** With respect to charges payable by Tenant pursuant to Sections 7.2 and 7.3, Tenant shall have the right, for a period of 45 days following receipt of billing from Landlord, to examine the books and records of the Landlord relating to said billing and expenses.

         8.       UTILITIES
                  ---------

                  8.1 The Landlord shall, at its cost and expense, pay for the installation of all basic utilities and utility services to the building of which the leased premises are a part.

                  8.2 The Tenant shall, at its own cost and expense, pay utility meter and service charges, for gas, electric, and any other utility which is separately metered and billed to Tenant for the leased premises.

         9.       TAXES
                  -----

                  9.1 The Tenant, in addition to the rent reserved, shall, during the term of the lease, promptly pay to Landlord together with rent, on the first day of each month of the term 1/12th of Tenant's pro rata share (6.8182%) of all real estate and personal property taxes assessed against the land and building of which the leased premises are a part for land, building and improvements, by the applicable governmental taxing authority, said obligation to be pro rated as of the Commencement Date and as of the date of expiration hereunder as applicable. In addition to the obligation to pay real estate taxes as hereinabove set forth, the Tenant shall, during the term of this lease, pay to Landlord, Tenant's pro rata share of any levy for the installation of local improvements affecting the real estate of which the leased premises are a part as may be assessed by any governmental boards or bureaus having jurisdiction thereof. Any assessment or impositions for capital or public improvements which may be payable by law at the option of the taxpayer in installments, may be so paid by the Tenant in installments, together with any required interest. The aforesaid payment of taxes and assessments by Tenant shall be deemed additional rent and Tenant's failure to pay same shall subject it to the remedies available to Landlord in Paragraphs 18 and 19 hereof.

                  9.2      OMIT

                  9.3 In the event that tenants occupying more than 50% of the building of which the leased premises are a part wish to contest any assessment or levy of taxes on the premises herein demised, the Landlord covenants and agrees that it will contest or litigate said assessment, provided, however, that said litigation or contest shall be at the cost and expense of all the tenants, including Tenant, who shall each pay their respective pro rata share of such cost and expense. Any net resultant reduction or rebate of taxes shall belong to all tenants who will share same on a pro rata basis. In the event that Landlord obtains a reduction in taxes, Landlord shall pass on to tenant its pro-rata share of the net reduction, after reimbursing itself for all costs and expenses in connection with its tax appeal.

                  9.4 If, at any time during the term of this lease, the method or scope of taxation prevailing at the commencement of the lease term shall be altered, modified or enlarged so as to cause the method of taxation to be changed, in whole or in part, so that in substitution for the real estate taxes now assessed there may be, in whole or in part, a capital levy or other imposition based on the value of the premises, or the rents received therefrom, or some other form of assessment based in whole or in part on some other valuation of the Landlord's real property comprising the demised premises, then and in such event, such substituted tax or imposition shall be payable and discharged by the Tenant in the manner required pursuant to such law promulgated which shall authorize such change in the scope of taxation, and as required by the terms and conditions of the within lease.

                  9.5 Nothing in this lease contained shall require the Tenant to pay any franchise, estate, inheritance succession, capital levy or transfer tax of the Landlord, or Federal Income Tax, State Income Tax, or excess profits or revenue tax, unless such taxes are in substitution for real property taxes as a result of such change in the manner and scope of taxation.

                  9.6 In the event taxes are increased as a result of any improvement made by or on account of Tenant (i.e. additional office space disproportionate to that of other tenants), Tenant shall pay to Landlord, as additional rent the amount of said increase in taxes attributable to said improvement made by or on account of Tenant.

                  9.7      Any dispute concerning the interpretation of this
Article 9 shall be submitted to binding arbitration by the American Arbitration Association with the arbitration to assess the administrative costs involved.

         10.      INSURANCE
                  ---------

                  10.1 The Tenant will pay to the Landlord, upon written demand therefor, Tenant's pro rata share (6.8182%) of the premium cost for fire insurance with full extended coverage insuring the building and improvements of which the leased premises are a part in an amount and value equivalent to the full replacement value of said building and all the insurable improvements therein, without any deductible clause, which policy of insurance shall include broad form boiler and machinery coverage (inclusive of air conditioning system, if any), glass insurance, if available, together with insurance coverage against sprinkler damage to the building and its improvements and which will also include a rider for rent insurance, payable to and insuring the interest of the Landlord as to the value of the rental obligation hereunder to the extent of one

(1) year's gross rental value (inclusive of real estate taxes, maintenance items described in paragraph 7.2 and applicable insurance premiums). Said fire and extended coverage insurance, in any event, shall not be less than the amount of any first bona fide mortgage which may be placed on the leased premises by the Landlord and shall be in such form as any such bona fide mortgagee may reasonably require. The insurance shall be contracted with insurance companies authorized and licensed to do business in the State of New Jersey. From time to time, but not more often than every three (3) years, full replacement value shall be determined, whenever reasonably requested by the Landlord, by an independent appraiser chosen by the Landlord, who may be a representative of the fire insurance carrier then writing fire insurance on the leased premises, the cost of which appraisal will be borne by the tenants in accordance with their respective pro rata shares of the building.

                  10.2 The Tenant covenants and agrees that it will, at its sole cost and expense, carry liability insurance covering the leased premises in the minimum amount of Two Million Dollars ($2,000,000) single limit per accident for personal injury and a minimum amount of Five Hundred Thousand Dollars ($500,000) for property damage, and the Tenant further covenants and agrees that it will add as a party insured by such policy the interest of the Landlord and will furnish the Landlord with a certificate of said liability insurance.

                  10.3 It is expressly understood and agreed that all policies of insurance shall contain a clause that the same shall not be cancelled except on ten (10) days' written notice to any and all parties in interest.

                  10.4 The parties hereto mutually covenant and agree that each party, in connection with insurance policies required to be furnished in accordance with the terms and conditions of this lease, or in connection with insurance policies which they obtain insuring such insurable interest as Landlord or tenant may have in its own properties, whether personal or real, shall expressly waive any right of subrogation on the part of the insurer against the Landlord or Tenant as the same may be applicable, which right to the extent not prohibited or violative of any such policy is hereby expressly waived, and Landlord and Tenant each mutually waive all right of recovery against each other, their agents, or employees for any loss, damage or injury of any nature whatsoever to property or person for which either party is required by this lease to carry insurance.

                  10.5 In the event the insurance carrier of the insurance provided by Tenant shall be objectionable to any bona fide mortgagee of the leased premises, Landlord shall permit Tenant to negotiate directly with any such mortgagee. Should Tenant be unable to convince such mortgagee to accept Tenant's insurance carrier, Tenant shall provide the required insurance with a carrier or carriers reasonably acceptable to such mortgagee. Neither Landlord nor its mortgagee shall, without cause, unreasonably withhold its consent to any proposed carrier.

                  10.6 In the event that any use to which Tenant puts the leased premises, whether or not said use is specifically permitted hereunder, causes an increase in the insurance premiums being charged the Landlord, Tenant agrees upon demand by Landlord to pay to Landlord the additional amount of said insurance premium, which shall be deemed additional rental. Landlord shall not, however, in connection with this provision increase the amount of insurance coverage. Tenant shall have no obligation to pay its pro-rata share of any insurance premium increase resulting from the special use or occupancy of another tenant in the premises.

         11.      SIGNS
                  -----

                  Tenant shall have the right and privilege of erecting at the leased premises only such signs as are required by the Tenant for the purpose of identifying the Tenant, provided that Tenant obtains prior written approval of Landlord as to location, size, material and design of such signs, which signs shall be consistent aesthetically with the proposed signs to be erected on or adjacent to the building of which the leased premises are a part. The said signs shall comply with the applicable governmental boards and bureaus having jurisdiction thereof. The erection of such signs shall not cause any structural damage to the building or its improvements, and in any event Tenant shall be responsible at its cost and expense for the repair of any such damage caused by sign installation as hereinabove referred to. It is expressly understood and agreed that the Tenant shall not erect roof signs.

         12.      FIXTURES
                  --------

                  12.1 The Tenant is given the right and privilege of installing and removing property, equipment and fixtures in the leased premises during the term of the lease. However, if the Tenant is in default and moves out, or is dispossessed, and fails to remove any property, equipment and fixtures or other property within forty-five (45) days after such default, dispossess or removal, then and in that event, the said property, equipment and fixtures or other property shall be deemed at the option of the Landlord to be abandoned; or in lieu thereof, at the Landlord's option, the Landlord may remove such property and charge the reasonable cost and expense of removal and storage to the Tenant.

                  12.2 Anything to the contrary contained herein notwithstanding, it is expressly understood and agreed that the Tenant may install, connect and operate equipment as may be deemed necessary by the Tenant for its business, subject to compliance with applicable rules and regulations of governmental boards and bureaus having jurisdiction thereof. Subject to the terms and conditions of this lease, the machinery, fixtures and equipment belonging to the Tenant shall at all times be considered and intended to be personal property of the Tenant, and not part of the realty, and subject to removal by the Tenant, provided at the time of such removal, that the Tenant is not in default pursuant to the terms and conditions of this lease, and that the Tenant, at its own cost and expense, pays for any damage to the leased premises caused by such removal.

         13.      GLASS
                  -----

                  The Tenant expressly covenants and agrees to replace any broken glass in the windows or other apertures of the leased premises which may become damaged or destroyed at its cost and expense. If Landlord cannot obtain plate glass insurance coverage pursuant to Paragraph 10.1 hereof, the Tenant covenants and agrees that it will either carry plate glass insurance at its cost and expense, of sufficient coverage to replace the plate glass in the leased premises, or, in lieu thereof, Tenant will self-insure and will, at its own cost and expense, replace the said plate glass hereinabove referred to; if Tenant obtains insurance coverage, it shall furnish to Landlord a certificate of insurance evidencing such coverage together with such renewals thereof, as shall be required during the term of the lease.

         14.      ASSIGNMENT AND SUBLETTING
                  -------------------------

                  14.1 The Tenant may not assign this lease or sublease all or any part of the leased premises without first advising the Landlord in writing of its intention to assign or sublease the premises as aforementioned, which notice shall be in writing, by certified mail, return receipt requested, and shall contain detailed information concerning: the names of the proposed assignee or sub-tenant (and if a corporation, the names and percentage ownership of all stockholders); a Financial Statement of said proposed assignee or sub-tenant; a detailed description of the nature of the business of the proposed assignee or sub-tenant; and a detailed description of all terms and conditions of the proposed assignment or subletting. Landlord shall then have forty-five
(45) days within which to elect to recapture the premises and terminate the lease and to release Tenant from its obligations hereunder. If Landlord shall elect to terminate the lease, Landlord shall advise Tenant of its election in writing, by certified mail, return receipt requested, prior to the expiration of forty-five (45) days from the date of receipt of Tenant's notice. If Landlord shall elect to terminate the lease, the lease shall terminate on the last day of the forty-fifth day succeeding such notice of termination. In such event, rent and all other charges due shall be paid by Tenant to Landlord effective up to and including the date of termination. Tenant agrees that it will surrender possession and deliver the premises to the Landlord on the date of termination hereinabove provided.

                  14.2 In the event Landlord does not elect to recapture the premises and terminate the lease as hereinabove provided, then in that event the Tenant may assign this lease, sublease all or any portion or part of the leased premises, provided (a) the Tenant gives the Landlord notice of any such assignment and any assignees (but not sublessees) undertake in writing to assume the terms and conditions of this lease; (b) provided that with respect to any said assignment Landlord shall receive 50% of the consideration, if any, to be paid to Tenant by the assignee in connection with the assignment; and with respect to any subletting; Landlord shall receive 50% of any rent to be paid to Tenant by its sub-tenant in excess of the rent due from Tenant to Landlord; and
(c) providing in any event that the Tenant shall remain directly and primarily liable for the performance of the terms and conditions of this lease. Landlord reserves the right, at all times, to require and demand that the primary Tenant hereunder pay and perform the terms and conditions of this lease. No such assignment or subletting shall be made to any tenant who shall occupy the premises for any use which would create a greater likelihood of damage, wear or tear to the building or leased premises than that of Tenant's use; which would adversely affect the character of the building; which would in any way violate the applicable ordinances, rules and regulations of applicable governmental boards and bureaus having jurisdiction thereof, or of the carrier of the fire insurance or other insurance to be provided under this lease; or which would increase the cost of insurance to the leased premises, building or contents of other tenants.

                  14.3 In the event Tenant or its assignee shall undertake any further and subsequent assignment or assignments, Tenant's right to assign shall be subject to the same required prior consent of Landlord in accordance with the same terms and conditions as provided in Article 14.1 above.

                  14.4 Notwithstanding the foregoing, Tenant may, without being subject to the recapture and consent provisions set forth above, assign the lease or sublet the Premises to a subsidiary, parent, or affiliate of Tenant, provided (a) Tenant gives Landlord forty-five (45) days prior written notice of any such assignment or subletting; and (b) provided further that the use of the Premises will not create a greater risk of wear and tear than Tenant's use or will not, for any other reason, be reasonably objectionable to the Landlord.

         15.      FIRE AND CASUALTY
                  -----------------

                  15.1 In case of any damage to or destruction of any of the building or leased premises by fire or other insured casualty occurring during the term of this lease, (or previous thereto), which shall render the leased premises wholly untenantable or unfit for occupancy, or which damage shall be tantamount to total destruction or which damage cannot be repaired within one hundred twenty (120) days following the insurance adjustment covering such casualty provided, however, that Landlord shall be obliged to make its insurance adjustment within sixty (60) days of the date of casualty, then, and in any such event, the term hereby created shall, at the option of either party upon written notice to the other by certified mail, return receipt requested, cease and become null and void from the date of such destruction or damage. In such event the Tenant shall immediately surrender the leased premises and the Tenant's interest in said lease, to the Landlord, and the Tenant shall only pay rent to the time of such destruction or damage in which event, the Landlord may re-enter and re-possess the leased premises thus discharged from this lease and may remove all parties therefrom. However, in the event of total destruction as hereinbefore defined, if neither party shall elect to cancel this lease the Landlord shall, subject to the prior rights of the mortgagee, thereupon repair and restore the leased premises with reasonable speed and dispatch, and the rent shall not be accrued after said damage or while the repairs and restorations are being made, but shall recommence immediately after said premises are restored. Anything in this Article 15 to the contrary notwithstanding, it is expressly understood and agreed that the Landlord shall be obligated to restore the leased premises only to the extent of such cost as will be equivalent to the proceeds received by Landlord pursuant to the fire insurance coverage as in Article 10 provided.

                  15.2 In the event of any other insured casualty which shall not be tantamount to total destruction and which shall be repairable within one hundred twenty (120) days from the insurance adjustment covering such casualty the Landlord shall repair and restore the leased premises with reasonable speed and dispatch, and the rent shall abate and be equitably apportioned as the case may be as to any portion of the leased premises which shall be unfit for occupancy by the Tenant, or which cannot be used by the Tenant so as to conduct its business. The rent, however, shall begin to accrue and recommence immediately upon restoration of the leased premises.

                  15.3 Nothing hereinabove contained with respect to the Tenant's right to abate rent under proper conditions shall be construed to limit or affect the Landlord's right to payment under any claim for damages covered by the rent insurance policy the premiums for which Tenant is to pay its pro rata share pursuant to paragraph 10 of this lease.

                  15.4 For the purposes of this paragraph 15, in determining what constitutes reasonable speed and dispatch, consideration shall be given for delays which would be excuses for non-performance as in paragraph 28 hereinafter provided (Force Majeure).

                  15.5 In the event of such fire or casualty as above provided wherein the Landlord shall rebuild, upon a written request by Landlord, the Tenant agrees, at its cost and expense, to forthwith remove any and all of its equipment, fixtures, stock and personal property as the same may be required to permit Landlord to expedite rebuilding and/or repair. In any event, the Tenant shall assume at its sole risk the responsibility for damage or security with respect to such fixtures and equipment in the event the building area where the same may be located has been damaged, until the building shall be restored and made secure.

                  15.6 Anything in this paragraph 15 to the contrary notwithstanding, it is expressly understood and agreed that wherever reconstruction shall be undertaken, in the event of damage or casualty as in this paragraph 15 provided, the Landlord shall prosecute such reconstruction with reasonable speed and dispatch. In the event, however, such reconstruction or repair shall not be completed within 4 months from the date following insurance adjustment of such casualty (such time period of 4 months shall be extended for such reasonable period of time as is required by reasons of Force

Majeure or if occasioned by default on the part of the Tenant) then in that event, the Tenant shall have the option at the expiration of the 4-month period (as the same may be extended as hereinabove provided) to terminate the lease. In the event of such termination, neither party shall thereafter have any further liability one to the other in accordance with the terms and conditions of the lease except that the security deposit held by the Landlord shall then be returned to the Tenant forthwith. The Landlord during such period of reconstruction shall give the Tenant reasonable notice at least thirty (30) days in advance of the date on which the building shall be ready for re-occupancy.

         16.      COMPLIANCE WITH LAWS, RULES AND REGULATIONS
                  -------------------------------------------

                  16.1 The Landlord represents that at the time of the commencement of the basic term of this lease, there will be full compliance with all statutes, rules, ordinances, order, regulations and requirements of the Federal, State and City Government, and any and all of their departments and bureaus applicable to the construction of said premises and building, and also to all rules, orders and regulations of the Board of Fire Underwriters, or its local equivalent.

                  16.2 (i) The Tenant covenants and agrees that upon acceptance and occupancy of the Leased Premises, it will, during the lease term, promptly, at Tenant's cost and expense, execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government and of any and all their departments and bureaus, applicable to the Leased Premises, as the same may require correction, prevention and abatement of nuisances, violations or other grievances, in, upon or connected with the Leased Premises, and arising from the operations of the Tenant therein.

                  (ii) The Tenant covenants and agrees, at its own cost and expense to comply with such regulations or requests as may be required by the fire or liability insurance carriers providing insurance for the Leased Premises, and will further comply with such other requirements that may be promulgated by the Board of Fire Underwriters, in connection with the use and occupancy by the Tenant of the Leased Premises in the conduct of its business.

                  (iii) The Tenant covenants and agrees that it will not commit any nuisance, nor permit the emission of any objectionable sound, noise or odors which would be violative of any applicable governmental rule or regulation or would per se create a nuisance. The Tenant further covenants and agrees that it will handle and dispose of all rubbish, garbage and waste in connection with the Tenant's operations in the Leased Premises in accordance with reasonable regulations established by the Landlord from time to time in order to keep the Leased Premises in an orderly condition and in order to avoid unreasonable emission of dirt, fumes, odors or debris which may constitute a nuisance or induce pests or vermin.

                  16.3 That in case the Tenant shall fail or neglect to comply with the aforesaid statutes, ordinances, rules, orders, regulations and requirements or any of them, or in case the Tenant shall neglect or fail to make any necessary repairs, required of Tenant pursuant to Article 7 hereof, then the Landlord or the Landlord's agents may after thirty (30) days written notice, (except for emergency repairs, which may be made immediately) enter the Leased Premises and make said repairs and comply with any and all of the said statutes, ordinances, rules, orders, regulations or requirements, at the cost and expense of the Tenant and in case of the Tenant's failure to pay therefor, the said cost and expense shall be added to the next month's rent and be due and payable as such.

                  This provision is in addition to the right of the Landlord to terminate this lease by reason of any default on the part of the Tenant, subject to the rights of the Tenant as hereinabove mentioned in the manner as in this lease otherwise provided.

         17.      INSPECTION BY LANDLORD
                  ----------------------

                  The Tenant agrees that the said Landlord's agents and other representatives shall have the right to enter into and upon the Leased Premises, or any part thereof, at all reasonable hours for the purpose of examining the same upon reasonable advance notice of not less than 24 hours (except in the event of emergency), or making such repairs or alterations therein as may be necessary for the safety and preservation thereof, without unduly or unreasonably disturbing the operations of the Tenant (except in the event of emergency).

         18.      DEFAULT BY TENANT
                  -----------------

                  18.1 Each of the following shall be deemed a default by Tenant and a breach of this lease:

                           (1)      (i)      filing of a petition by the then
Tenant in possession for adjudication as a bankrupt, or for reorganization, or for an arrangement under any federal or state statute, except in a Chapter X or Chapter XI Bankruptcy where the rent and additional rent stipulated herein is being paid and the terms of the lease are being complied with;

                                    (ii)     dissolution or liquidation of the
then Tenant in possession;

                                    (iii)    appointment of a permanent receiver
or a permanent trustee of all or substantially all the property of the then Tenant in possession, if such appointment shall not be vacated within 120 days;

                                    (iv)     taking possession of the property
of the then Tenant in possession by a governmental officer or agency pursuant to statutory authority for dissolution, rehabilitation, reorganization or liquidation of the then Tenant in possession if such taking of possession shall not be vacated within 120 days;

                                    (v)      making by the then Tenant in
possession of an assignment for the benefit of creditors.

                           If any event mentioned in this subdivision (1) shall
occur, Landlord may thereupon, or at any time thereafter, elect to cancel this lease by ten (10) days' written notice to the then Tenant possession, and this lease shall terminate on the day in such notice specified with the same force and effect as if that date were the date herein fixed for the expiration of the term of the lease.

                           (2)      (i)      Default in the payment of the rent
or additional rent herein reserved or any part thereof for a period of fifteen
(15) days after the same is due and payable as in this lease required, provided, however, that Tenant is given ten (10) days' written notice with right to cure during said ten (10) day period;

                                    (ii)     A default in the performance of any
other covenant or condition of this lease on the part of the Tenant to be performed for a period of thirty (30) days after written notice. For purposes of this subdivision (2)(ii) hereof, no default on the part of Tenant in performance of work required to be performed or acts to be done or conditions to be modified shall be deemed to exist if steps shall have been commenced by Tenant diligently after notice to rectify the same and shall be prosecuted to completion with reasonable diligence, subject, however, to unavoidable delays.

                  18.2 In case of any such default under subparagraph 18.1(2) and at any time thereafter following the expiration of the respective grace periods above mentioned, the Landlord may serve a notice upon the Tenant electing to terminate this lease, and this lease shall then expire on the date so specified as if that date had been originally fixed as the expiration date of the term herein granted.

                  18.3 In case this lease shall be terminated as hereinbefore provided, or by summary proceedings or otherwise, the Landlord or its agents may, immediately or any time thereafter, re-enter and resume possession of the Leased Premises or such part thereof, and remove all persons and property therefrom, either by summary proceedings or by a suitable action or proceeding at law, without being liable for any damages therefor. No re-entry by the Landlord shall be deemed an acceptance of a surrender of this lease.

                  18.4 In case this lease shall be terminated as hereinafter provided, or by summary proceedings or otherwise, Landlord may, in its own name and in its own behalf, relet the whole or any portion of the Leased Premises, for any period equal to or greater or less than the remainder of the then current term, for any sum which it may deem reasonable, to any tenant which it may deem suitable and satisfactory, and for any use and purpose which it may deem appropriate, and in connection with any such lease Landlord may make such changes in the character of the improvements on the Leased Premises as Landlord may determine to be appropriate or helpful in effecting such lease and may grant concessions or free rent. However, in no event shall Landlord be under any obligation to relet the Leased Premises. Landlord shall not in any event be required to pay Tenant any surplus of any sums received by Landlord on a reletting of the Leased Premises in excess of the rent reserved in this lease.

                  18.5     (1)      In case this lease be terminated by summary
proceedings, or otherwise, as provided in this Article 18, and whether or not the Leased Premises be re-let, Landlord shall be entitled to recover from the Tenant, the following:

                                    (i)      a sum equal to all expenses, if
any, including reasonable counsel fees, incurred by Landlord in recovering possession of the demised premises, and all reasonable costs and charges for the care of said premises while vacant, which damages shall be due and payable by Tenant to Landlord at such time or times as such expenses shall have been incurred by Landlord; and

                                    (ii)     A sum equal to all damages set
forth in this paragraph 18 and in paragraph 19 hereinafter referred to.

                           (2)      Without any previous notice or demand,
separate actions may be maintained by Landlord against Tenant from time to time to recover any damages which, at the commencement of any such action, have then or theretofore become due and payable to the Landlord under this paragraph 18 and subsections hereof without waiting until the end of the then current term.

                           (3)      All sums which Tenant has agreed to pay by
way of taxes, sewer charges, water rents or water meter charges, insurance premiums, maintenance items described in paragraph 7.2 hereof and other similar items becoming due from time to time under the terms of this lease, shall be deemed additional rent reserved in this lease within the meaning of this paragraph 18 and subsections hereof.

         19.      LIABILITY OF TENANT FOR DEFICIENCY
                  ----------------------------------

                  In the event that the relation of the Landlord and Tenant may cease or terminate by reason of the default by the Tenant and the re-entry of the Landlord as permitted by the terms and conditions contained in this lease or by the ejectment of the Tenant by summary proceedings or other judicial proceedings or after the abandonment of the leased premises by the Tenant, it is hereby agreed that the tenant shall remain liable to pay in monthly payments the rent which shall accrue subsequent to the re-entry by the Landlord, and the Tenant expressly agrees to pay as damages for the breach of the covenants herein contained the difference between the rent reserved and the rent collected and received, if any, by the Landlord, during the remainder of the unexpired term, as the amount of such difference or deficiency shall from time to time be ascertained. Anything herein contained to the contrary notwithstanding, the rent referred to shall include the stated reserved rent together with all additional rent and charges required to be paid by the Tenant under the lease including but not limited to Tenant's pro rata share of taxes, maintenance items described in paragraph 7.2 hereof, insurance costs, the costs of redecorating and rerenting, and legal and accounting fees incurred by Landlord in connection with claims against Tenant or the rerenting of the premises.

         20.      NOTICES
                  -------

                  All notices required or permitted to be given to the Landlord shall be given by certified mail, return receipt requested, at the address hereinbefore set forth on the first page of this lease, and/or such other place as the Landlord may designate in writing, with copies to Harris R. Silva, Esq., 101 Eisenhower Parkway, Roseland, New Jersey 07068.

                  All notices required or permitted to be given to the Tenant shall be given by certified mail, return receipt requested, at the Premises hereinbefore set forth on the first page of this lease and/or such other place as the Tenant shall designate in writing.

         21.      NON-WAIVER BY LANDLORD
                  ----------------------

                  The failure of the Landlord to insist upon strict performance of any of the covenants or conditions of this lease, or to exercise any option of the Landlord herein conferred in any one or more instances, shall not be construed as a waiver by the Landlord of any of its rights or remedies in this lease, and shall not be construed as a waiver, relinquishment or failure of any such covenants, conditions, or options, but the same shall be and remain in full force and effect.

         22.      RIGHT OF TENANT TO MAKE ALTERATIONS AND IMPROVEMENTS
                  ----------------------------------------------------

                  22.1 The Tenant may make alterations, additions or improvements to the leased premises without the consent of the Landlord only if such alterations, additions or improvements do not require structural changes in the leased premises, or do not lessen the value of the leased premises, and provided further that prior to the termination of the lease term, if requested by Landlord, Tenant at its sole cost and expense will remove any alterations, additions or improvements required to be removed by Landlord. Tenant shall advise Landlord prior to making any alterations, additions or improvements and deliver to Landlord plans and specifications setting forth in detail the work to be done. In the event any alterations, additions or improvements to be made require structural changes, the same shall only be made upon the Tenant obtaining the prior written consent of the Landlord. All such alterations, additions or improvements shall be only in conformity with applicable governmental and insurance company requirements and regulations applicable to the leased premises and shall not interfere with occupancy by any other tenant in the building. Tenant shall hold and save Landlord harmless and indemnify Landlord against any claim for damage or injury in connection with any of the foregoing work which Tenant may make as hereinabove provided.

                  22.2 Nothing herein contained shall be construed as a consent on the part of the Landlord to subject the estate of the Landlord to liability under the Mechanic's Lien Law of the State of New Jersey, it being expressly understood that the Landlord's estate shall not be subject to such liability.

         23.      NON-LIABILITY OF LANDLORD
                  -------------------------

                  23.1 It is expressly understood and agreed by and between the parties to this agreement that the Tenant shall assume all risk of damage to its property, equipment and fixtures occurring in or about the Leased Premises, whatever the cause of such damage or casualty.

                  23.2 It is expressly understood and agreed that in any event, the Landlord shall not be liable for any damage or injury to property or person caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building, or from any damage or injury resulting or arising from any other cause or happening whatsoever.

         24.      WARRANTY OF TITLE
                  -----------------

                  Landlord represents that it has title to the lands and premises which are the subject of this lease and that it has the full right, capacity and authority to enter into the within lease agreement.

         25.      RESERVATION OF EASEMENT
                  -----------------------

                  The Landlord reserves the right, easement and privileges to enter on the Leased Premises in order to install, at its own cost and expense, any storm drains and sewers and/or utility lines in connection therewith as may be required by the Landlord. It is understood and agreed that if such work as may be required by Landlord requires an installation which may displace any paving, lawn, seeded area or shrubs, the Landlord, shall, at its own cost and expense, restore said paving, lawn, seeded area or shrubs. The Landlord covenants that the foregoing work shall not unreasonably interfere with the normal operation of Tenant's business, and the Landlord shall indemnify and save the Tenant harmless in connection with such installations.

         26.      AIR AND WATER POLLUTION
                  -----------------------

                  The Tenant expressly covenants and agrees to indemnify, defend, and save the Landlord harmless against any claim, damage, liability, costs, penalties or fines which the Landlord may suffer as a result of air or water pollution caused by the Tenant in its use of the Leased Premises. The Tenant covenants and agrees to notify the Landlord immediately of any claim or notice served upon it with respect to any such claim the Tenant is causing water or air pollution; and the Tenant, in any event, will take immediate steps to halt, remedy or cure any pollution of air or water caused by the Tenant by its use of the Leased Premises.

         27.      STATEMENT OF ACCEPTANCE
                  -----------------------

                  Upon the delivery of the Leased Premises to the Tenant, pursuant to the terms and conditions of this lease, the Tenant covenants and agrees that it will furnish to the Landlord a statement that it accepts the Leased Premises and agrees to pay rent from the date of acceptance, subject to the terms and conditions of the lease as herein contained, which statement may be in recordable form if required by the Landlord, and which statement shall set forth the Date of Commencement and Date of Expiration of the lease term.

         28.      FORCE MAJEURE
                  -------------

                  Except for the obligation of the Tenant to pay rent and other charges as in this lease provided, the period of time during which the Landlord or Tenant is prevented from performing any act required to be performed under this lease by reason of fire, catastrophe, strikes, lockouts, civil commotion, acts of God or the public enemy, government prohibitions or preemptions, embargoes, liability to obtain material or labor by reason of governmental regulations or prohibitions, the act or default of the other party, or other events beyond the reasonable control of the Landlord or Tenant, as the case may be, shall be added to the time for performance of such act.

         29.      STATEMENTS BY LANDLORD AND TENANT
                  ---------------------------------

                  Landlord and Tenant agree at any time and from time to time upon not less than ten (10) days' prior notice from the other to execute, acknowledge and deliver to the party requesting same, a statement in writing, certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), that it is not in default (or if claimed to be in default, stating the amount and nature of the default) and specifying the dates to which the basic rent and other charges have been paid in advance, if any; it being intended that any such statement delivered pursuant to this paragraph may be relied upon as to the facts contained therein.

         30.      CONDEMNATION
                  ------------

                  30.1 If due to condemnation or taking or seizure by any authority having the right of eminent domain, (i) more than twenty percent (20%) in aggregate of the total space in the leased premises is actually taken, or
(ii) in the event that more than thirty percent (30%) of the total parking area of the building is actually taken, or (iii) if access to the leased premises be denied, then in the event of any such takings as hereinabove provided, the lease term created shall, at the option of either party, terminate, cease and become null and void from the date when the authority exercising the power of eminent domain takes or interferes with the use of the building on the leased premises, parking area, or area of access to the demised premises as hereinabove provided. In the event of any such taking of the parking area and access driveways as hereinabove described, the same shall not be cause for termination of the lease if the Landlord can substantially replace and restore the parking areas and/or provide alternative access driveways, substantially equivalent to the taking and convenient to the leased premises, which said substitution as above provided shall be made so as not to unduly interfere with or interrupt Tenant's conduct of its business at the leased premises. The Tenant shall only be responsible for the payment of rent until the time of surrender. In any event, no part of the Landlord's condemnation award shall belong to or be claimed by the Tenant. Without diminishing Landlord's award, the Tenant shall have the right to make a claim against the condemning authority for such independent claim which it may have and as may be allowed by law, for costs and damages due to relocating, moving and other similar costs and charges directly incurred by the Tenant and resulting from such condemnation.

                  30.2 In the event of any partial taking which would not be cause for termination of the within lease or in the event of any partial taking in excess of the percentages provided in subparagraph 30.1, and in which event neither party shall elect to terminate this lease, then and in either event, the rent shall abate in an amount mutually to be agreed upon between the Landlord and Tenant based (i) on the relationship that the character and quantum of the property taken bears to the property which shall remain after such condemnation, and (ii) the cost to Landlord of restoration of the property, if applicable, as hereinafter provided, in excess of the net condemnation award received by Landlord. If any event, no part of the Landlord's condemnation award shall belong to or be claimed by the Tenant. However, the Landlord shall, to the extent permitted by applicable law and as the same may be practicable on the site of the leased premises, at Landlord's sole cost and expense, promptly make such repairs and alterations in order to restore the building and/or improvements so as to make the same tenantable and secure.

         31.      QUIET ENJOYMENT
                  ---------------

                  The Landlord further covenants that the Tenant, on paying the rental and performing the covenants and conditions contained in this lease, shall and may peaceably and quietly have, hold and enjoy the leased premises for the term aforesaid.

         32.      SURRENDER OF PREMISES
                  ---------------------

                  On the last day, or earlier permitted termination of the lease term, Tenant shall quit and surrender the leased premises in good and orderly condition and repair (reasonable wear and tear, and damage by fire or other casualty excepted) and shall deliver and surrender the leased premises to the Landlord peaceably, together with all alterations, additions and improvements in, to or on the leased premises made by Tenant which Landlord elects to retain. The Landlord reserves the right, as hereinbefore set forth, to require the Tenant at its cost and expense to remove any alterations or improvements installed by the Tenant which covenant shall survive the surrender and the delivery of the leased premises as provided hereunder. Landlord's exercise of the right granted in the preceding sentence shall be conditioned upon Landlord giving a proper notice of the exercise of such right to Tenant at any time up to thirty (30) days following the expiration of the lease term or, in the event of termination by Landlord as permitted under this lease, at any time up to 30 days following the notice of termination. Prior to the expiration of the lease term the Tenant shall remove all of its personal property, including fixtures, equipment and trade fixtures from the Leased Premises. All personal property not removed by Tenant shall be deemed abandoned by Tenant, and Landlord reserves the right to charge the reasonable cost of such removal to the Tenant, which obligation shall survive the lease termination and surrender hereinabove provided. If the Leased Premises be not surrendered to the end of the lease term, Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in surrendering the Leased Premises.

         33.      INDEMNITY
                  ---------

                  Anything in this lease to the contrary notwithstanding, and without limiting the Tenant's obligation to provide, pay for, and maintain insurance pursuant to paragraph 10.2 hereunder, the Tenant covenants and agrees that it will indemnify, defend and save harmless the Landlord against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including without limitation reasonable attorneys' fees, which may be imposed upon or incurred by Landlord by reason of any of the following occurring during the term of this lease:

                  (i) Any matter, cause or thing arising out of use occupancy, control or management of the Leased Premises any part thereof;

                  (ii) Any negligence, acts of omission or commission on the part of the Tenant or any of its agents, contractors, servants, employees, licensees or invitees;

                  (iii) Any failure on the part of Tenant to perform or comply with any of the covenants, agreements, terms or conditions contained in this lease on its part to be performed or complied with.

                  Landlord shall promptly notify Tenant of any such claims asserted against it and shall promptly send to Tenant copies of all papers or legal process serviced upon it in connection with an action or proceeding brought against Landlord by reason of any such claim.

         34.      SHORT FORM LEASE
                  ----------------

                  It is understood between the parties hereto that this lease will not be recorded, but that a short form lease, describing the Leased Premises, giving the term of this lease, and making particular mention of any special clauses as herein contained, may be recorded in accordance with the laws governing and regulating the recording of such documents in the State of New Jersey.

         35.      LEASE CONSTRUCTION
                  ------------------

                  This lease shall be construed pursuant to the laws of the State of New Jersey.

         36.      BIND AND INURE CLAUSE
                  ---------------------

                  The terms, covenants and conditions of the within lease shall be binding upon and inure to the benefit of each of the parties hereto, their respective executors, administrators, heirs, successors and assigns, as the case may be.

         37.      DEFINITIONS
                  -----------

                  The neuter gender, when used herein and in the acknowledgement hereafter set forth shall include all persons and corporations, and words used in the singular shall include words in the plural where the text of the instrument so requires.

         38.      NET RENT
                  --------

                  It is the purpose and intent of the Landlord and Tenant that the rent shall be absolutely net to Landlord, so that this lease shall yield, net, to Landlord, the rent specified in paragraph 3 hereof in each month during the term of the lease, and that all costs, expenses and obligations of every kind and nature whatsoever relating to the Leased Premises which may arise or become due during or out of the term of this lease, shall be paid by the Tenant. Nothing herein shall require the Tenant to undertake obligations in connection with the sale or mortgaging of the Leased Premises, unless otherwise expressly provided in accordance with the terms and conditions of this lease.

         39.      DEFINITION OF TERM OF "LANDLORD"
                  --------------------------------

                  When the term "Landlord" is used in this lease it shall be construed to mean and include only the owner of the fee title of the Leased Premises. Upon the transfer by the Landlord of the fee title hereunder, the Landlord shall advise the Tenant in writing by certified mail, return receipt requested of the name of the Landlord's transferee. In such event, the then Landlord shall be automatically freed and relieved from and after the date of such transfer of title of all personal liability with respect to the performance of any of the covenant and obligations on the part of the Landlord herein contained to be performed, provided any such transfer and conveyance by the Landlord is expressly subject to the assumption by the grantee or transferee of the obligations of the Landlord to be performed pursuant to the terms and conditions of the within lease.

         40.      COVENANTS OF FURTHER ASSURANCES
                  -------------------------------

                  If, in connection with obtaining financing for the improvements on the Leased Premises, the Mortgage Lender shall request reasonable modifications in this lease as a condition to such financing, Tenant will not unreasonably withhold, or unreasonably delay its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's use and enjoyment of the Leased Premises.

         41.      LANDLORD'S REMEDIES
                  -------------------

                  41.1 The rights and remedies given to the Landlord in this lease are distinct, separate and cumulative remedies, and no one of them, whether or not exercised by the Landlord, shall be deemed to be in exclusion of any of the other.

                  41.2 In addition to any other legal remedies for violation or breach by or on the part of the Tenant or by any undertenant or by anyone holding or claiming under the Tenant or any one of them, of the restrictions, agreements or covenants of this lease on the part of the Tenant to be performed or fulfilled, such violation or breach shall be restrainable by injunction at the suit of the Landlord.

                  41.3 No receipt of money by the Landlord from any receiver, trustee or custodian or debtors in possession shall reinstate, continue or extend the term of this lease or affect any notice theretofore given to the Tenant, or to any such receiver, trustee, custodian or debtor in possession, or operate as a waiver or estoppel of the right of the Landlord to recover possession of the Leased Premises for any of the causes therein enumerated by any lawful remedy; and the failure of the Landlord to enforce any covenant or condition by reason of its breach by the Tenant shall not be deemed to void or affect the right of the Landlord to enforce the same covenant or condition on the occasion of any subsequent default or breach.

         42.      COVENANT AGAINST LIENS
                  ----------------------

                  Tenant agrees that it shall not encumber, or suffer or permit to be encumbered, the Leased Premises or the fee thereof by any lien, charge or encumbrance, and Tenant shall have no authority to mortgage or hypothecate this lease in any way whatsoever. The violations of this Article shall be considered a breach of this lease.

         43.      SUBORDINATION
                  -------------

                  43.1 This lease shall be subject and subordinate at all times to the lien of any mortgages or ground leases or other such encumbrances now or hereafter placed on the land and building and leased premises (all of the foregoing mortgages, ground leases or other such encumbrances being hereafter in this Article 43 referred to as "the Mortgage") without the necessity of any further instrument or act on the part of Tenant to effectuate such subordination, but Tenant covenants and agrees to execute and deliver upon demand such further instrument or instruments evidencing such subordination of the lease to the lien of any Mortgage as shall be desired by a mortgagee or proposed mortgagee or by any proper person.

                  43.2 Notwithstanding the foregoing provisions of this Article Landlord agrees to use its best efforts to cause any such mortgagee or holder of the Mortgage to agree with Tenant, as follows:

                  (a) That this lease is and shall be subject and subordinate to the Mortgage insofar as it affects the real property of which the leased premises form a part, and to all renewals, modifications, consolidations, replacements and extensions thereof, to the full extent of the principal sum secured thereby and interest thereon.

                  (b) That in the event it should become necessary to foreclose the Mortgage, the Mortgagee thereunder will not join the Tenant under any lease in summary of foreclosure proceedings so long as the Tenant is not in default under any of the terms, covenants or conditions of this lease.

                  (c) That in the event the Mortgagee shall, in accordance with the foregoing, succeed to the interest of the Landlord under this lease, the Mortgagee agrees to be bound to the Tenant under all of the terms, covenants and conditions of this lease, and the Tenant agrees, from and after such event, to attorn to the Mortgagee and/or purchaser at any foreclosure sale of the premises, all rights and obligations under this lease to continue as though the interest of Landlord had not terminated or such foreclosure proceedings had not been brought, and the Tenant shall have the same remedies against the Mortgagee for the breach of an agreement contained in this lease that the Tenant might have had under this lease against the Landlord if the Mortgagee had not succeeded to the interest of the Landlord; provided, however, that the Mortgagee shall not be:

                           (1)      Liable for any act or omission of any prior
landlord; or

                           (2)      Subject to any offsets or defenses which the
Tenant might have against any prior landlord; or

                           (3)      Bound by any rent or additional rent which
the Tenant might have paid for more than the current month to any prior landlord; or

                           (4)      Bound by any amendment or modification of
the lease previously made without its consent.

         44.      FINANCIAL STATEMENTS
                  --------------------

                  Tenant agrees to file with the Landlord, annually, a copy of its annual statement signed by an officer of the corporation certifying it as a true copy. Tenant further agrees that it will furnish its last annual statement and interim statement, as may be required by any mortgage lender to whom the Landlord applies for a first mortgage, in connection with the financing of the lands and premises of which the leased premises are a part.

         45.      SECURITY DEPOSIT
                  ----------------

                  Contemporaneously with the execution and delivery hereof, the Tenant has deposited with the Landlord the sum of Fifteen Thousand Dollars ($15,000) receipt of which is hereby acknowledged. Said sum of $15,000 shall be security for the payment of the rent and additional rent and the performance of the terms, covenants and conditions of this lease required to be performed by the Tenant. Landlord need not segregate and deposit, but may co-mingle same with its own funds, and shall return to the Tenant at the termination of the lease the security deposit, without interest, less any monies applied by the Landlord or to be applied by the Landlord to cure defaults by the Tenant. In the event of any default, as defined in this lease, by the Tenant in the performance of any of the terms and conditions hereof, the Landlord, at its option, may have recourse to said fund to satisfy any unpaid rent, and to make good any other default of the Tenant, or the Landlord may retain same, in whole or in part, until the expiration date of this lease and upon such expiration to apply same toward any loss sustained by the Landlord by reason of any default hereunder. The remedy herein provided shall be in addition to any other right or remedy to which the Landlord may be entitled under the terms of this lease, and at law or in equity. The entry of any judgment in any dispossess or other summary proceedings, or the re-entry by the Landlord for any reason shall not diminish the right of the Landlord to the use of said fund above mentioned, but his right thereto shall survive such judgment or re-entry. The security deposited hereunder shall not be mortgaged, assigned or encumbered by the Tenant.

         46.      ESTOPPEL CERTIFICATE
                  --------------------

                  Tenant agrees that at any time, and from time to time, within ten (10) days after delivery to Tenant of a written request by the Landlord, Tenant will execute, acknowledge and deliver to the Landlord and to such assignee, mortgagee or other party as may be designated by the Landlord, an estoppel certificate stating:

                  (a)      that by such certificate the lease is ratified;

                  (b) the date on which the Tenant has entered into occupancy of the leased premises;

                  (c) the amount of the monthly portion of the rent and additional rent;

                  (d) that the lease (unmodified or as modified, as the case may be) represents the entire agreement between the parties as to the leasing (or if such is not the case, the certificate shall so state, specifying the particulars of any other applicable agreement or state of facts) and is in full force and effect;

                  (e)      the date on which the lease expires;

                  (f) that, as of the date of the certificate there are no defaults by the Landlord or Tenant under the lease, including, without limitation, that all conditions under the lease to be performed theretofore by the Landlord have been satisfied and there are no existing defenses or offsets which the Tenant has against the enforcement of the lease by the Landlord (or, if such is not the case, the certificate shall so state specifying the particulars;

                  (g) the month and year through which the rental has been paid; and

                  (h) such other matters relating to the lease as may reasonably be requested by the Landlord. In the event the Tenant fails to provide such certificate with ten (10) days after delivery to tenant of a written request by Landlord therefor, Tenant shall be deemed to have approved the contents of the certificate and Landlord is hereby authorized to so certify.

         47.      MECHANICS' LIEN
                  ---------------

                  No work which Landlord permits Tenant to do pursuant to Paragraph 22, whether in the nature of erection, construction, alteration or repair, shall be deemed to be for the immediate use and benefit of Landlord so that no mechanic's or other lien shall be allowed against the estate of Landlord by reason of any consent given by Landlord to Tenant to improve the premises. Tenant agrees to not engage any contractor for work done in the premises who requires the filing of a Mechanic's Notice of Intention. Tenant shall pay promptly all persons furnishing labor or materials with respect to any work performed by Tenant or its contractor on or about the premises. In the event any mechanic's or other liens or any other notices of claim, including, without limitation stop notices ("lien") shall at any time be filed by reason of work, labor, services or materials performed or furnished to Tenant or to anyone holding the premises through or under Tenant, Tenant shall forthwith cause the same to be discharged of record or bonded to the satisfaction of the Landlord. If Tenant shall fail to cause such lien forthwith to be so discharged or bonded within three (3) days after being notified of the filing thereof, then, in addition to any other right or remedy of Landlord, Landlord may discharge the same by paying the amount claimed to be due and the amount so paid by Landlord together with interest thereon at the highest legal rate and all costs and expenses, including reasonable attorneys' fees incurred by Landlord in procuring the discharge of such lien, shall be due and payable by Tenant to the Landlord as additional rent on the first day of the next following month, or may, at the Landlord's election, be subtracted from any sums owing to Tenant.

         48.      BROKER'S COMMISSION
                  -------------------

                  Tenant represents and warrants that there are no claims or brokerage commissions or finder's fees in connection with the execution of this lease, except a claim for commission to ARCHIE SCHWARTZ & CO., INC. which commission shall be paid by Landlord pursuant to a separate agreement. Tenant agrees to indemnify Landlord against, and hold it harmless from, all liabilities arising from any such other claims (including, without limitation, the cost of counsel fees in connection therewith) arising out of acts by the Tenant in violation of the Tenant's covenant herein.

         49.      LANDLORD'S LIABILITY
                  --------------------

                  Notwithstanding anything hereinabefore set forth to the contrary, neither the Landlord nor any partner of the Landlord shall have any personal liability in connection with its obligations under this Lease Agreement, and Tenant agrees to look solely to the property described on Schedule "A" hereof to enforce any claim it may have against the Landlord.

         50.      PARKING
                  -------

                  Tenant shall be entitled to eighteen (18) reserved parking spaces to be located as follows:

                  (a)      Four (4) in front of the leased premises;

                  (b)      Five (5) in the rear of the leased premises;

                  (c)      Nine (9) in the parking lot of the industrial park.

         51.      RENEWAL OPTION
                  --------------

                  Tenant shall have the right, at its option, to extend the initial term hereof for a period of five years, such option to be exercised by notice in writing from the Tenant to the Landlord not later than six months prior to the expiration of the initial term. Upon the exercise of such option, such additional period (the "renewal term") shall be deemed part of the term for purposes of this lease. Notwithstanding the foregoing, the Tenant's right to exercise said option shall be contingent upon there being no default by Tenant under the terms and conditions of this lease as of the date of exercise of said option and as of the date of the commencement of the renewal term. Said renewal term shall be upon the same terms and conditions as set forth in this lease with respect to the initial term except that the annual rent as set forth in paragraph 3 of the Lease Agreement shall be adjusted upward by an amount equal to the percentage increase if any, in the Consumer Price Index ("CPI") between the following dates: the CPI for the month, three months prior to the Commencement Date of the Lease Agreement and the CPI for the month, three months prior to the first month of the renewal term. For the purpose of this paragraph the CPI shall be the Consumer Price Index for Urban Wage Earners and Clerical Workers for the New York, New York-Northeastern New Jersey area published by the United States Department of Labor, or if said index is not in existence at the time of the renewal option such other equivalent index which is in existence at that time.

                  IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals or caused these presents to be signed by its proper corporate officers and caused its proper corporate seal to be hereunto affixed, the day and year first above written.


WITNESS:                               VAN BRUNT ASSOCIATES


/s/                                    /s/ HERBER PUNIA
-----------------------------------    -----------------------------------



ATTEST:                                MEDICAL NUTRITION, INC.


/s/ JEFFREY JANCO                      /s/ LOUIS FORMICA
-----------------------------------    -----------------------------------

STATE OF NEW JERSEY

COUNTY OF MIDDLESEX:


         BE IT REMINDED, that on this 10th day of October 1984, before me, the subscriber, A Notary Public of N.J. personally appeared Herbert Punia on behalf of VAN BRUNT ASSOCIATES, who, I am satisfied is the Landlord mentioned in the within Instrument, and thereupon he acknowledged that he signed, sealed and delivered the same as his act and deed, for the uses and purposes therein expressed.



                                       /s/ SONDRA STEINBERG
                                       -----------------------------------
                                       SONDRA A. STEINBERG
                                       Notary Public of New Jersey
                                       My Commission Expires Nov. 25, 1985


STATE OF NEW JERSEY

COUNTY OF BERGER,     SS:

         BE IT REMINDED, that on this 4th day of October 1978, before me, the subscriber, Medical Nutrition Inc. personally appeared Louis J. Formica who, I am satisfied is the person who signed the within Instrument as Louis J. Formica of Medical Nutrition Inc. the Tenant named therein, and he thereupon acknowledged that the said instrument made by the corporation and sealed with its corporate seal, was signed, sealed with the corporate seal and delivered by him as such officer and is the voluntary act and deed of the corporation, made by virtue of authority from its Board of Directors.



                                       /s/ DOMINICK FRONTERA
                                       -----------------------------------
                                       DOMINICK FRONTERA
                                       Notary Public of New Jersey
                                       My Commission Expires May 26, 1987

Prepared by: Harris R. Silver, Esq.

                                  SCHEDULE "A"

         All that tract or parcel of land and premises, ______, lying and being in the City of Englewood in the County of Bergen and State of New Jersey, more particularly described as follows:

BEING all of lots 1 to 6 and part of lot 7 in block 2509, all of lots 1 to 10 in block 2510, all of lots 1 to 12 in block 2513, all of lots 1 to 15 in block 2514 as shown on the current Tax Assessment Map of the City of Englewood, together with portions of South Jackson Street, Lewis Street, Smith Street, and Haase Place, all as vacated by the City of Englewood.

BEING also known as lots 27 to 50 and lots 77 to 102 on a map entitled "J. Levinson Property - Englewood, N.J." filed in the Bergen County Clerk's Office May 18, 1905 as map no. 956; lots 1 to 46 on a map entitled "Map of Property Belonging to Haase Realty, Englewood, N.J." filed in the Bergen County Clerk's Office as Map. No. 1312; together with portions of South Jackson Street, Lewis Street, Smith Street, and Haase Place, all as vacated by the City of Englewood and being more particularly bounded and described as follows:

BEGINNING at a point in the present southerly line of West Forest Avenue, 60 feet in width as now laid out and used, said point being distant 10.00 feet easterly, as measured along said lined of West Forest Avenue from the intersection of the same with the easterly line of South Van Brunt Street, 60 feet in width as now laid out and used, if said street lines were extended to form such intersection, thence from said point of beginning, running:

1. South 52(degree) 53' east, along said line of West Forest Avenue, a distance of 650.64 feet to a point in the same and the westerly line of the right-of-way of the Erie-Lackawanna Railroad Co., Northern Railroad of New Jersey Branch; thence,

2. South 26(degree)58' west, along the said line of the Railroad, a distance of 467.98 feet to a point in the same; thence,

3. North 52(degree) 53' west, through a portion of Smith Street (50 feet wide parallel with the northerly line of Smith Street and lying 20.00 feet southerly, as measured at right angles therefrom, a distance of
         300.19 feet to a point and corner; thence,

4.       North 31(degree) 37' east, a distance of 18.24 feet to a point; thence;

5. North 52(degree) 53' west, across South Jackson Street and continuing along northerly line of Smith Street, 50 feet in width, a total distance of 441.17 feet to a point in the aforesaid easterly line of South Van Brunt Street; thence,

6. North 37(degree) 07' east, along the said easterly line of South Van Brunt Street, a distance of 200.00 feet to a point in the same and the southerly line of Lewis Street, 50 feet wide; thence,

7. South 52(degree) 53' east, along the said southerly line of Lewis Street, as vacated, a distance of 200.00 feet to a point in the same; thence,

8. North 37(degree)07' east, parallel with the said easterly line of South Van Brunt Street, a distance of 150.00 feet to a point and corner; thence,

9. North 52(degree) 53' west, parallel with the said southerly line of Lewis Street, a distance of 200.00 feet to a point in the said easterly line of South Van Brunt Street; thence,

10. North 37(degree)07' east, along the said easterly line of South Van Brunt Street, a distance of 82.50 feet to a point in the same.

11. North 82(degree) 07' east, along the present street line between the said lines of South Van Brunt Street and West Forest Avenue, a distance of 14.14 feet to a point in the said southerly line of West Forest Avenue and the point or place of beginning.

Containing approximately 6.5460 acres.

All of the foregoing being as shown on Subdivision Map entitled "Subdivision Block 2509, lot 1.1", City of Englewood, Bergen County, New Jersey, Office of the City Engineer, prepared by Daniel Kingsaid, Licensed Land Surveyor, dated September 28, 1978, approved by the Planning Board of the City of Englewood on October 24, 1978.

The foregoing conveyance is made subject to, and there are hereby reserved to the Grantor, easements within the above described premises as follows:

An easement for the purpose of vehicular and pedestrian movement and passage and access, ingress and egress, over, on and through, and also for the purpose of installing, constructing, repairing, servicing and maintaining utility pipes, lines and conduits on, over, through and beneath the following described premises:

Beginning at a point in the southerly sideline of Forest Avenue distant 660.64 feet easterly from the point of intersection of the easterly sideline of South Van Brunt Street, if extended, and southerly sideline of Forest Avenue, if extended and running thence:

(1) south 26 degrees 58 minutes west 467.98 feet to a point; thence:
(2) north 52 degrees 53 minutes west 20.32 feet to a point; thence
(3) north 26 degrees 58 minutes east 467.98 feet to a point; thence
(4) south 52 degrees 53 minutes east 20.32 feet to a point or place of beginning.

An easement for the purpose of installing, constructing, repairing, servicing, and maintaining utility pipes, and conduits on, over, through and beneath the following described premises:

ALL of that portion of the above described premises which, prior to vacation, consisted of a portion of Smith Street, as shown on the aforesaid subdivision map; and, THOSE premises 30 feet wide, which, prior to vacation, consisted of a portion of Lewis Street, lying 15 feet north of and 15 feet south of the center line of Lewis Street, as the same existed prior to vacation and extending from a point 200 feet east of the easterly sideline of South Van Brunt Street, to the easterly boundary of the premises being hereby conveyed, all as shown on the aforesaid subdivision map.

As easement for the purpose of possible future street and corner widening at the southeasterly corner of West Forest Avenue and South Van Brunt Street, as shown on the aforesaid subdivision map.

Utility pipes, lines and conduits as referred to in any easement reservation in this deed shall mean and include storm or sanitary sewer lines, pipes or conduits; electric, telephone, gas, or water lines, pipes or conduits or any other liens, pipes or conduits maintained by the City of Englewood, or by any governmental or privately owned public utility; and the City of Englewood may authorize any public utility (including, without limitation, Public Service Electric and Gas Company, Hackensack Water Company, New Jersey Bell Telephone Company, the Bergen County Sewer Authority, or any successor in interest to any of said utilities, or any other public utility) to install, construct, repair, service, and maintain any lines, pipes or conduits within any of the easement premises hereby reserved to the said City.